Offerings - Offering: 1	Aug. 17, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 22,000,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 3,038.20
Offering Note

(1) Estimated solely for purposes of calculating the filing fee. The transaction valuation was calculated by multiplying 20,000,000, the maximum number of ordinary shares, par value $0.0001 per share, of Yatra Online, Inc. sought in the offer, by $1.10, the purchase price per share. The amount of the filing fee was calculated in accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended, by multiplying the transaction valuation by 0.0001381, the filing fee rate in effect for fiscal year 2026.